Actagene Merger	12 Months Ended
Dec. 31, 2013
Actagene Merger
3.	Actagene Merger

In May 2013 Ignyta Operating entered into an Agreement and Plan of Reorganization with Actagene. In accordance with the agreement, Actagene was merged into Ignyta Operating and the separate corporate existence of Actagene ceased, with Ignyta Operating continuing as the surviving corporation. On May 20, 2013, the merger was effected and Ignyta Operating issued 1,583,336 shares of restricted common stock in exchange for the cancellation of all of the outstanding shares of Actagene.

The merger was accounted for as a combination of entities under common control. The majority stockholder of Ignyta Operating was also the majority stockholder of Actagene, with approximately 60% of the voting power in each entity. Additionally, representatives of the majority stockholder controlled the day to day operations and were on the board of directors of each entity.